UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); ~DEALNAME ss 'BOA_SALE040630B'; 206MM

Pool Summary	COUNT	UPB	%
	28	$15,259,489.37	8.04%
Non-Conforming	329	174,418,218.07	91.96
Total:	357	$189,677,707.44	100.00%
Data as of Date: 2004-06-01
ORIGINST: 771815pet
AVG UPB: $531,310.10
GROSS WAC: 5.7624%
NET WAC: 5.503%
% SF/PUD: 95.51%
% FULL/ALT: 68.20%
% CASHOUT: 18.98%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 69.54%
% FICO > 679: 86.94%
% NO FICO: 0.00%
WA FICO: 734
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 0.00%
% PLEDGED LOANS: 1.49%
Latest Maturity Date: 20340501
Loans with Prepay Penalties: 0.00%

Product Type	COUNT	UPB	%
30 YR FXD	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

MASTR ELIGIBLE	COUNT	UPB	%
N	15	$12,796,498.54	6.75%
Y	342	176,881,208.90	93.25
Total:	357	$189,677,707.44	100.00%

Georgia FLA Violations

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	16	$5,526,944.58	2.91%
$350,000.01 - $400,000.00	75	28,491,779.18	15.02
$400,000.01 - $450,000.00	60	25,613,010.07	13.50
$450,000.01 - $500,000.00	52	24,966,080.91	13.16
$500,000.01 - $550,000.00	39	20,582,607.44	10.85
$550,000.01 - $600,000.00	35	20,179,754.84	10.64
$600,000.01 - $650,000.00	37	23,267,572.91	12.27
$650,000.01 - $700,000.00	5	3,404,692.21	1.79
$700,000.01 - $750,000.00	6	4,399,513.96	2.32
$750,000.01 - $800,000.00	6	4,603,018.44	2.43
$800,000.01 - $850,000.00	2	1,682,219.42	0.89
$850,000.01 - $900,000.00	6	5,254,193.75	2.77
$900,000.01 - $950,000.00	1	919,039.66	0.48
$950,000.01 - $1,000,000.00	7	6,958,988.07	3.67
$1,000,000.01 >=	10	13,828,292.00	7.29
Total:	357	$189,677,707.44	100.00%
Minimum: $338,000.00
Maximum: $1,680,000.00
Average: $532,182.04

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	16	$5,526,944.58	2.91%
$350,000.01 - $400,000.00	76	28,891,321.07	15.23
$400,000.01 - $450,000.00	59	25,213,468.18	13.29
$450,000.01 - $500,000.00	52	24,966,080.91	13.16
$500,000.01 - $550,000.00	39	20,582,607.44	10.85
$550,000.01 - $600,000.00	35	20,179,754.84	10.64
$600,000.01 - $650,000.00	37	23,267,572.91	12.27
$650,000.01 - $700,000.00	5	3,404,692.21	1.79
$700,000.01 - $750,000.00	6	4,399,513.96	2.32
$750,000.01 - $800,000.00	6	4,603,018.44	2.43
$800,000.01 - $850,000.00	2	1,682,219.42	0.89
$850,000.01 - $900,000.00	6	5,254,193.75	2.77
$900,000.01 - $950,000.00	1	919,039.66	0.48
$950,000.01 - $1,000,000.00	7	6,958,988.07	3.67
$1,000,000.01 >=	10	13,828,292.00	7.29
Total:	357	$189,677,707.44	100.00%
Minimum: $338,000.00
Maximum: $1,675,343.20
Average: $531,310.10

Gross Rate	COUNT	UPB	%
5.001% - 5.250%	9	$4,804,818.50	2.53%
5.251% - 5.500%	75	37,301,390.88	19.67
5.501% - 5.750%	162	85,268,589.80	44.95
5.751% - 6.000%	79	40,597,655.06	21.40
6.001% - 6.250%	19	12,541,548.66	6.61
6.251% - 6.500%	9	6,244,450.50	3.29
6.501% - 6.750%	3	1,366,658.27	0.72
7.001% - 7.250%	1	1,552,595.77	0.82
Total:	357	$189,677,707.44	100.00%
Minimum: 5.125%
Maximum: 7.250%
Weighted Average: 5.762%

Net Rate	COUNT	UPB	%
4.751% - 5.000%	9	$4,804,818.50	2.53%
5.001% - 5.250%	75	37,301,390.88	19.67
5.251% - 5.500%	162	85,268,589.80	44.95
5.501% - 5.750%	79	40,597,655.06	21.40
5.751% - 6.000%	19	12,541,548.66	6.61
6.001% - 6.250%	9	6,244,450.50	3.29
6.251% - 6.500%	3	1,366,658.27	0.72
6.751% - 7.000%	1	1,552,595.77	0.82
Total:	357	$189,677,707.44	100.00%
Minimum: 4.845%
Maximum: 7.000%
Weighted Average: 5.503%

Original Term to Maturity	COUNT	UPB	%
241 - 300	2	$845,497.60	0.45%
301 - 359	7	3,288,423.12	1.73
360 - 360	348	185,543,786.72	97.82
Total:	357	$189,677,707.44	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 359

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas	May 28, 2004 16:13	Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); ~DEALNAME ss 'BOA_SALE040630B'; 206MM

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	2	$845,497.60	0.45%
301 - 359	303	159,760,826.07	84.23
360 - 360	52	29,071,383.77	15.33
Total:	357	$189,677,707.44	100.00%
Minimum: 297
Maximum: 360
Weighted Average: 358

Seasoning	COUNT	UPB	%
<= 0	55	$30,527,883.77	16.09%
1 - 1	152	77,417,707.90	40.82
2 - 2	95	49,307,165.46	26.00
3 - 3	29	15,209,456.69	8.02
4 - 4	18	12,266,457.33	6.47
5 - 5	3	1,751,451.92	0.92
6 - 6	2	1,590,572.73	0.84
7 - 12	3	1,607,011.64	0.85
Total:	357	$189,677,707.44	100.00%
Minimum: 0
Maximum: 9
Weighted Average: 2

FICO Scores	COUNT	UPB	%
590 - 599	1	$478,207.46	0.25%
600 - 609	1	362,907.45	0.19
610 - 619	3	1,311,665.18	0.69
620 - 629	1	588,000.00	0.31
630 - 639	4	2,107,392.08	1.11
640 - 649	6	3,188,551.59	1.68
650 - 659	9	4,604,002.41	2.43
660 - 669	10	5,195,869.38	2.74
670 - 679	14	6,938,409.42	3.66
680 - 689	17	7,752,722.76	4.09
690 - 699	19	11,034,267.70	5.82
700 - 709	18	8,968,901.04	4.73
710 - 719	27	14,808,497.47	7.81
720 - 729	22	12,630,362.61	6.66
730 - 739	27	15,700,771.18	8.28
740 - 749	23	13,996,684.86	7.38
750 - 759	32	17,603,897.62	9.28
760 - 769	32	16,933,048.91	8.93
770 - 779	36	18,050,022.73	9.52
780 - 789	20	9,492,987.02	5.00
790 - 799	24	12,578,648.67	6.63
800 - 809	5	2,651,083.12	1.40
810 - 819	6	2,700,806.78	1.42
Total:	357	$189,677,707.44	100.00%
Minimum: 594
Maximum: 818
Weighted Average: 734

Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$408,073.50	0.22%
30.001% - 35.000%	3	1,645,120.01	0.87
35.001% - 40.000%	5	2,469,229.36	1.30
40.001% - 45.000%	8	4,600,609.33	2.43
45.001% - 50.000%	12	5,631,956.28	2.97
50.001% - 55.000%	16	8,278,794.38	4.36
55.001% - 60.000%	27	14,692,183.00	7.75
60.001% - 65.000%	35	20,096,037.54	10.59
65.001% - 70.000%	55	34,509,315.46	18.19
70.001% - 75.000%	38	21,127,718.00	11.14
75.001% - 80.000%	148	71,076,618.01	37.47
80.001% - 85.000%	1	392,000.00	0.21
85.001% - 90.000%	2	955,586.12	0.50
90.001% - 95.000%	2	970,748.83	0.51
95.001% - 100.000%	4	2,823,717.62	1.49
Total:	357	$189,677,707.44	100.00%
Minimum: 23.61%
Maximum: 100.00%
Weighted Average: 69.54%

Combined Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$408,073.50	0.22%
30.001% - 35.000%	3	1,645,120.01	0.87
35.001% - 40.000%	5	2,469,229.36	1.30
40.001% - 45.000%	6	3,638,909.14	1.92
45.001% - 50.000%	10	4,821,392.70	2.54
50.001% - 55.000%	15	7,779,222.00	4.10
55.001% - 60.000%	22	12,115,262.54	6.39
60.001% - 65.000%	29	15,983,189.17	8.43
65.001% - 70.000%	54	33,284,349.06	17.55
70.001% - 75.000%	35	18,372,808.31	9.69
75.001% - 80.000%	111	55,178,573.88	29.09
80.001% - 85.000%	12	6,914,316.91	3.65
85.001% - 90.000%	35	17,166,570.94	9.05
90.001% - 95.000%	14	6,387,997.40	3.37
95.001% - 100.000%	5	3,512,692.52	1.85
Total:	357	$189,677,707.44	100.00%
Minimum: 23.61%
Maximum: 100.00%
Weighted Average: 72.14%

DTI	COUNT	UPB	%
<= 0.000%	16	$10,723,554.83	5.65%
6.001% - 11.000%	5	2,971,045.30	1.57
11.001% - 16.000%	9	4,258,624.65	2.25
16.001% - 21.000%	20	10,915,863.78	5.75
21.001% - 26.000%	22	10,878,233.74	5.74
26.001% - 31.000%	59	31,583,000.53	16.65
31.001% - 36.000%	72	37,035,188.56	19.53
36.001% - 41.000%	69	35,278,651.70	18.60
41.001% - 46.000%	52	28,577,957.62	15.07
46.001% - 51.000%	25	13,825,463.92	7.29
51.001% - 56.000%	5	2,350,705.99	1.24
56.001% - 61.000%	1	454,766.82	0.24
66.001% - 71.000%	2	824,650.00	0.43
Total:	357	$189,677,707.44	100.00%
Minimum: 0.000%
Maximum: 68.400%
Weighted Average: 34.367%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas	May 28, 2004 16:13	Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); ~DEALNAME ss 'BOA_SALE040630B'; 206MM

Geographic Concentration	COUNT	UPB	%
Virginia	68	$34,989,151.91	18.45%
Maryland	65	34,542,996.71	18.21
District Of Columbia	22	13,158,307.26	6.94
Texas	24	12,190,938.14	6.43
Illinois	20	11,614,714.06	6.12
New Jersey	18	10,986,728.20	5.79
New York	15	9,257,322.14	4.88
Massachusetts	15	6,818,823.22	3.59
Florida	13	6,652,908.97	3.51
Michigan	7	4,794,589.22	2.53
Washington	9	4,474,989.95	2.36
Arizona	9	4,029,289.92	2.12
Colorado	9	3,982,721.53	2.10
Connecticut	8	3,693,259.93	1.95
North Carolina	6	2,737,276.07	1.44
Indiana	4	2,712,900.00	1.43
Ohio	5	2,659,296.40	1.40
Georgia	5	2,511,783.97	1.32
Pennsylvania	4	2,064,054.77	1.09
Minnesota	4	1,916,035.11	1.01
Alabama	3	1,656,949.50	0.87
Kentucky	3	1,653,844.47	0.87
Utah	3	1,618,383.47	0.85
South Carolina	3	1,399,152.47	0.74
Tennessee	2	1,098,280.38	0.58
New Mexico	3	1,092,659.42	0.58
Nevada	2	1,071,087.47	0.56
Oregon	2	915,507.72	0.48
Louisiana	1	875,075.75	0.46
Missouri	1	870,330.75	0.46
West Virginia	1	470,803.11	0.25
Delaware	1	453,936.72	0.24
South Dakota	1	359,188.09	0.19
Kansas	1	354,420.64	0.19
Total:	357	$189,677,707.44	100.00%

North-South CA	COUNT	UPB	%
States Not CA	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

California Risk Zip Codes	COUNT	UPB	%
0	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

Zip Code Concentration	COUNT	UPB	%
20854	10	$5,241,777.34	2.76%
20817	7	4,542,074.39	2.39
22207	8	3,893,565.76	2.05
20007	6	3,623,129.90	1.91
20815	5	3,550,635.84	1.87
Other	321	168,826,524.21	89.01
Total:	357	$189,677,707.44	100.00%

Pledged Assets	COUNT	UPB	%
N	353	$186,853,989.82	98.51%
Y	4	2,823,717.62	1.49
Total:	357	$189,677,707.44	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	160	$85,316,921.35	44.98%
Purchase	130	68,352,277.37	36.04
Cash Out Refi	67	36,008,508.72	18.98
Total:	357	$189,677,707.44	100.00%

Cashout Indicator	COUNT	UPB	%
No	199	$104,945,225.60	55.33%
Not Provided	99	53,239,684.55	28.07
Yes	59	31,492,797.29	16.60
Total:	357	$189,677,707.44	100.00%

Document Type	COUNT	UPB	%
Full	224	$121,850,922.18	64.24%
Stated Income Full Asset	40	20,311,087.66	10.71
DL	26	14,471,968.59	7.63
1 Paystub/Assets Verified	24	11,599,026.50	6.12
Alternate	17	7,510,328.19	3.96
Streamline	10	4,539,133.77	2.39
Income Only	7	3,736,653.65	1.97
Stated Doc	4	2,282,018.05	1.20
Asset Only	2	1,228,996.12	0.65
Limited Income & Asset	1	1,162,572.73	0.61
Limited Income Full Asset	1	610,000.00	0.32
No Doc	1	375,000.00	0.20
Total:	357	$189,677,707.44	100.00%

Property Type	COUNT	UPB	%
Single Family	276	$147,963,315.36	78.01%
Pud	62	30,592,126.67	16.13
Low Rise Condo (2-4 floors)	8	4,988,973.82	2.63
Single Family Attached	1	1,485,168.89	0.78
Pud Attached	3	1,124,600.05	0.59
Condomimium	2	1,117,550.66	0.59
High Rise Condo (gt 8 floors)	2	1,077,425.75	0.57
Condohotel	1	504,472.74	0.27
Coop	1	416,000.00	0.22
Townhouse	1	408,073.50	0.22
Total:	357	$189,677,707.44	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	343	$182,801,046.99	96.37%
Second Home	12	5,885,410.51	3.10
Investor Occupied	2	991,249.94	0.52
Total:	357	$189,677,707.44	100.00%

Prepay Flag	COUNT	UPB	%
No Prepay Penalty	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%
wa Term: 0.000

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas	May 28, 2004 16:13	Page 3 of 4

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); ~DEALNAME ss 'BOA_SALE040630B'; 206MM

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

Silent 2nd	COUNT	UPB	%
N	275	$145,897,684.33	76.92%
Y	82	43,780,023.11	23.08
Total:	357	$189,677,707.44	100.00%

Lien Position	COUNT	UPB	%
1	357	$189,677,707.44	100.00%
Total:	357	$189,677,707.44	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	1	$392,000.00	0.21%
PMI Mortgage Insurance	2	1,179,666.94	0.62
United Guaranty	2	746,668.01	0.39
98	4	2,823,717.62	1.49
LTV <=80	348	184,535,654.87	97.29
Total:	357	$189,677,707.44	100.00%

% LTV > 80 NO MI: 0.00%

Loan Type

Channel	COUNT	UPB	%
Correspondent	7	$3,580,298.17	1.89%
Retail	17	8,423,465.89	4.44
Wholesale	128	69,643,162.28	36.72
	204	107,552,573.64	56.70
EMP	1	478,207.46	0.25
Total:	357	$189,677,707.44	100.00%

Originator	COUNT	UPB	%
Alliance Bancorp	1	$610,000.00	0.32%
Cendant Mortgage	34	19,885,526.27	10.48
Chase Mortgage	5	3,266,119.74	1.72
Chevy Chase Bank	34	17,548,806.00	9.25
Citicorp	1	478,207.46	0.25
Cuna Mutual Mortgage Corp	4	1,905,444.40	1.00
Downey Savings	1	383,513.25	0.20
Eustis Mortgage Corp	1	875,075.75	0.46
First Financial	9	4,478,000.00	2.36
First Saving	80	44,811,702.78	23.63
Flick	1	439,121.75	0.23
JLM	4	1,610,075.13	0.85
Luxury Mortgage	1	633,088.31	0.33
Mid-America	5	3,296,252.19	1.74
Nat City Mortgage	113	58,117,732.42	30.64
Nexstar	1	515,042.40	0.27
Primary Capital	3	1,408,430.85	0.74
Prism Mortgage/RBC Mortgage	1	1,162,572.73	0.61
Provident Funding	54	26,597,258.35	14.02
Wall Street Bankers	4	1,655,737.66	0.87
Total:	357	$189,677,707.44	100.00%

Servicer	COUNT	UPB	%
Cendant	34	$19,885,526.27	10.48%
Cenlar	1	515,042.40	0.27
Chase Home Mtg	5	3,266,119.74	1.72
CitiCorp	1	478,207.46	0.25
Cuna Mutual Mortgage Corp	4	1,905,444.40	1.00
Downey	1	383,513.25	0.20
GMAC Mortgage	1	610,000.00	0.32
MIDAMERICA	5	3,296,252.19	1.74
National City Mortgage	113	58,117,732.42	30.64
Provident	54	26,597,258.35	14.02
Wamu	10	5,640,572.73	2.97
Wells Fargo	128	68,982,038.23	36.37
Total:	357	$189,677,707.44	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas	May 28, 2004 16:13	Page 4 of 4